SYMMETRY PANORAMIC TRUST

Symmetry Panoramic Sector Momentum ETF

(the “Fund”)

Supplement dated April 13, 2026

to the Fund’s Summary Prospectus, Prospectus and SAI, each dated

September 3, 2025

This Supplement provides new and additional information beyond that contained in the Summary Prospectus, Prospectus and SAI and should be read in conjunction with the Summary Prospectus, Prospectus and SAI.

Rebecca Cioban, CFA and Kevin Scully, CFA no longer serve as portfolio managers for the Fund. David Connelly and John McDermott, Ph.D. will continue to serve as portfolio managers for the Fund.

Accordingly, effective immediately, all references to Rebecca Cioban and Kevin Scully are hereby deleted from the Summary Prospectus, Prospectus and SAI.

Please retain this supplement for future reference.